                                                                    EXHIBIT 10.2


Warrant No. _______________

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS.

                           WARRANT TO PURCHASE SHARES
                        OF COMMON STOCK OF CARDIMA, INC.

     This certifies that, for value received, _________________ (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from Cardima, Inc., a Delaware corporation (the "Company") in whole or in part, ________________ (________) fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Warrant Shares") at a price of $0.638 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 47266 Benicia Street, Fremont, California 94538 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment by cash, cashier's check or wire transfer of immediately available funds of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof or otherwise as hereinafter provided, such exercise to be conditioned upon the accuracy of all representations and warranties contained in Section __ hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. "Expiration Date" means May 3, 2006. This Warrant is issued pursuant to the Engagement Letter Agreement between the Company and Holder dated as of April 10, 2001 (the "Agreement").

     1.  Exercise of Warrant
         -------------------

         1.1  Issuance of Certificates.  This Warrant is exercisable at the
              ------------------------
option of Holder at any time or from time to time prior to or on the Expiration Date for all or a portion of the shares of Warrant Shares which may be purchased hereunder but if this Warrant is to be exercised only in part, not for less than
(i) twenty-five thousand (25,000) Warrant Shares or (ii) such lesser number of shares which may then constitute the maximum number purchasable (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time after this Warrant has been exercised. Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the Warrant Shares evidenced by this Warrant are purchased prior to the date of expiration of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of Warrant Shares not purchased upon exercise of this Warrant.

         1.2  Payment.  Payment of the Stock Purchase Price shall be made at
              -------
the option of the Holder by surrender to the Company of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and (i) payment by cash, cashier's check or wire transfer of immediately available funds or (ii) by surrender of this Warrant to the Company, with a duly executed exercise notice marked to reflect "Net Issue Exercise," and in either case specifying the number of Warrant Shares to be purchased, during normal business hours on any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

         1.3  Net Issue Exercise.  Upon a Net Issue Exercise, the Holder shall
              ------------------
be entitled to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such election in which event, the Company shall issue to Holder a number of Warrant Shares computed as of the date of surrender of this Warrant to the Company using the following formula:

            X= Y(A-B)
               ------
                  A

    Where:  X=  the number of Warrant Shares to be issued to Holder under this
                Section 1.3;

            Y= the number of Warrant Shares otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

            A= the fair market value of one share of the Common Stock (at the date of calculation);

            B= the Stock Purchase Price (as adjusted to the date of such calculation).

     For purposes of this Section 1.3, the fair market value of the Company's Common Stock shall mean (A) the average closing bid price of the Company's Common Stock quoted on any exchange, including the Nasdaq SmallCap Market, on which the Common Stock is listed, as published in the Western Edition of the The Wall Street Journal for the five (5) consecutive trading days immediately prior to the date the Holder delivers its notice of Net Issue Exercise to the Company or (B) the average of the closing bid prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary, if applicable, for the five (5) consecutive trading days immediately prior to the date the Holder delivers its notice of Net Issue Exercise to the Company, or (C) if neither (A) nor (B) is applicable, the price determined by the Company's Board of Directors, acting in good faith upon a review of all relevant factors.

     2.  Shares to be Fully Paid; Reservation of Shares.  The Company covenants
         ----------------------------------------------
and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of shares of authorized but unissued Common Stock. When and as required to provide for the exercise of the rights represented by this Warrant, the Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

     3.  Adjustment of Stock Purchase Price; Number of Shares.  The Stock
         ----------------------------------------------------
Purchase Price and the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

         3.1  Adjustment of Purchase Price.  In the event that the Company at
              ----------------------------
any time or from time to time after the issuance of this Warrant shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Stock Purchase Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. Upon each adjustment of the Stock Purchase Price pursuant to this Section 3.1, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

         3.2  Adjustments for Reclassification and Reorganization.  If the
              ---------------------------------------------------
Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 3.1), the Stock Purchase Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that this Warrant shall represent the right to purchase, in lieu of the number of shares of Common Stock which this Warrant would otherwise represent the right to purchase, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock which this Warrant would have otherwise entitled the holder to purchase immediately before that change.

         3.3  Adjustments for Merger, Sale of Assets, Etc.  In the event that
              -------------------------------------------
the Company at any time while this Warrant, or any portion thereof, is outstanding and unexpired, shall (i) merge or consolidate with or into another corporation in which the Company is not the surviving entity (or enters into a reverse triangular merger in which the Company is the surviving entity but that the shares of common stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise) or (ii) sell or transfer all or substantially of all its assets, as part of such merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall hereafter be entitled to receive upon exercise of this Warrant, during such period specified herein and upon payment of the Stock Purchase Price then in effect, the number of shares of stock or other securities or properties of the successor corporation resulting from such transaction, which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such transaction if this Warrant had been exercised immediately prior to such transaction, all subject to further adjustment as provided in this Section 3.

         3.4  Notice of Adjustment.  Upon any adjustment of the Stock Purchase
              --------------------
Price or any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company shall within five business days give written notice thereof, by first class mail, postage prepaid, (or by international delivery service, for international addresses) addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.5  Other Notices.  If at any time the Company shall propose to:
              -------------

              (a) declare any cash dividend upon its Common Stock;

              (b) declare or make any dividend or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

              (c) effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the property of the Company; or

              (d) effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, or international delivery service for international deliveries, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least fifteen (15) business days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least fifteen (15) business days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the record date for such dividend or distribution. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation/merger, sale, lease, conveyance, dissolution, liquidation or winding-up, as the case may be and in connection with the occurrence amount and character of such dividend, distribution, right or other event described in clause (d) above such notice shall specify the anticipated net equity value that will accrue to Common Stock holders so that the Holder can make an informed decision whether or not to exercise this Warrant. In the event that the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described in clause (a) or (b) above, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Common Stock in such event. Upon the occurrence of an event described in clause
(c) the Holder shall be entitled thereafter, upon payment of the Stock Purchase Price in effect immediately prior to such action, to receive upon exercise of this Warrant, the class and number of shares which the Holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event. In connection with the transactions described in clause (c), the Company will require each person (other than the Company) that may be required to deliver any cash, stock, securities or other property upon the exercise of this Warrant, as provided herein, to assume, by written instrument delivered to the Holder of this Warrant, (x) the obligations of the Company under this Warrant and (y) the obligation to deliver to such Holder such cash, stock, securities or other property as such Holder may be entitled to receive in accordance with the provisions of this Section 3. Notwithstanding any other provision hereof, no Holder shall have the right to obtain an injunction or restraining order or otherwise interfere with or prevent the occurrence of any of the actions described in (a)-
(d) above.

     4.  Issue Tax.  The issuance of certificates for the Warrant Shares upon
         ---------
the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the
                                              --------  -------
Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5.  No Voting or Dividend Rights; Limitation of Liability.  Nothing
         -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

     6.  Registration Rights and Indemnification.
         ---------------------------------------

         6.1  Registration Rights. The Warrant Shares shall have the same
              -------------------
registration and other rights granted to those certain purchasers as outlined in Sections 5.3 and 5.5 of Annex I of the Stock and Warrant Purchase Agreements dated as of the date hereof.

         6.2  Indemnification and Contribution.
              --------------------------------

              6.2.1  Indemnification by the Company.  The Company agrees to
                     ------------------------------
indemnify and hold harmless the Holder from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall
                                      --------  -------
not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement or alleged untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically for use in preparation of the Registration Statement or
(ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

              6.2.2  Indemnification by Holder.  The Holder agrees to indemnify
                     -------------------------
and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting
(i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the

Holder specifically for use in preparation of the Registration Statement, provided, however, that no Holder shall be liable in any such case for any
--------  -------
untrue statement included in any Prospectus which statement has been corrected, in writing, by the Holder and delivered to the Company at least three business days before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder, and the Holder will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

              6.2.3  Indemnification Procedures.  Promptly after receipt by any
                     --------------------------
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person; provided, however, that the failure of any indemnified party
                    --------  -------
to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party's ability to defend such action. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of
         --------  -------
interest that would make it inappropriate in the reasonable opinion of counsel for the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that in the case of
                                         --------  -------
the immediately preceding proviso the indemnifying person shall not be responsible for the legal expenses of more than one counsel for all indemnified persons.

              6.2.4  Contribution in Lieu of Indemnity.  If the indemnification
                     ---------------------------------
provided for in this Section 6.2 is unavailable to or insufficient to hold harmless an indemnified party under Section 6.2.1 or 6.2.2 above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 6.2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.2.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 6.2.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.2.4, the Holder shall not be required to contribute any amount in excess of the net amount received by the Holder from the sale of the Warrant Shares to which such loss relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder's obligations in this Section 6.2.4 to contribute is several in proportion to its respective sales of Warrant Shares to which such loss relates and not joint.

              6.2.5  Controlling Persons Indemnified.  The obligations of the
                     -------------------------------
Company and the Holder under this Section 6.2 shall be in addition to any liability which the Company and the Holders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or the Holder within the meaning of the Securities Act.

     7.  Restrictions on Transferability of Securities: Compliance With
         --------------------------------------------------------------
Securities Act.
--------------

         7.1  Restrictions on Transferability. The Warrant and the Warrant
              -------------------------------
Shares (collectively, the "Securities") shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom, or in the absence of compliance with any term of the Warrant. Without limiting the foregoing, (i) the Securities may be offered, resold, pledged or otherwise transferred only (A) in a transaction meeting the requirements of Rule 144 of the SEC ("Rule 144"), or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) or (B) pursuant to an effective registration statement under the Securities Act, in each case in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (ii) Purchaser will be required to notify any subsequent purchaser of the resale restrictions set forth above. The Company shall be entitled to give stop transfer instructions to the transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

         7.2  Restrictive Legend.  Unless otherwise received in a transaction
              ------------------
registered under the Securities Laws and qualified (if necessary) under applicable state securities laws, each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of the Purchase Agreement) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER.

         7.3  Exchange of Warrant.  Subject to the terms and conditions hereof,
              -------------------
including the restrictions on transfer in this Section 7, upon surrender of this Warrant to the Company with a duly executed Assignment Form in the form attached hereto and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled; provided, however, that if the transfer is for less than all of this
          --------  -------
Warrant, the transferor shall pay all reasonable costs of the Company in connection with a transfer of Warrants to purchase less than twenty-five thousand (25,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The term "Warrant" as used herein shall be deemed to include any Warrants issued in exchange for this Warrant.

         7.4  Ownership of Warrant.  The Company may deem and treat the person
              --------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Section 7.3.

     8.  Representations and Warranties.
         ------------------------------

         8.1  Representations and Warranties of Holders  The Holder hereby
              -----------------------------------------
represents and warrants to the Company as follows:

              8.1.1  Investment Intent.  The Holder is acquiring the Warrants
                     -----------------
for investment for its own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any "distribution" of any part thereof within the meaning of the Securities Act. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person or to any third person with respect to any of the Securities. The Holder understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Holder's investment intent as expressed herein.

              8.1.2  Investment Experience.  The Holder (i) has such knowledge
                     ---------------------
and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the Warrant and Warrant Shares; (ii) has received all of the information that the Holder has requested from the Company and that the Holder considers necessary or appropriate for deciding whether to acquire the Warrant and Warrant Shares; (iii) has the ability to bear the economic risks of the prospective investment; and (iv) is able, without materially impairing its financial condition, to hold the Warrant and Warrants Shares for an indefinite period of time and to suffer complete loss on the investment therein. The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Holder has such business and financial experience, including without limitation, investment is technology and biotechnology companies, as will enable the Holder to fend for itself, make an informed investment decision and protect its own interests in connection with the purchase of the Securities.

              8.1.3 The Holder understands that the Securities it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         8.2  Survival of Representations and Warranties.  The representations
              ------------------------------------------
and warranties made in Section 8.1 of this Warrant will survive the date of this Warrant and will expire on the earlier of (i) the Expiration Date or (ii) the exercise of this Warrant in full.

     9.  Modification and Waiver.  Except as otherwise provided herein, this
         -----------------------
Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. Notices.  Except as otherwise provided herein, any notice, request or
         -------
other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by United States certified or registered mail, postage prepaid, (or international delivery service for international deliveries) to Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     11.  Descriptive Headings and Governing Law.  The descriptive headings of
          --------------------------------------
the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California (without regard to its conflicts of law provisions). The Holder hereby irrevocably submits to the jurisdiction of any State or United States Federal court sitting in the Alameda or San Francisco counties in the State of California over any action or proceeding arising out of or relating to this Warrant or any agreement contemplated hereby, and the Holder irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The Holder further waives any objection to venue in such State and any objection to an action or proceeding in such State based on non-convenient forum. The Holder further agrees that any action or proceeding brought against the Company shall be brought only in the State or United States Federal courts sitting in Alameda or San Francisco counties in the State of California. THE HOLDER AGREES TO WAIVE ITS RIGHTS TO A JURY TIRAL OR ANY CLAIM FOR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT.

     12.  Lost Warrants or Stock Certificates.  The Company represents and
          -----------------------------------
warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     13.  Amendment.  This Warrant may be amended only with the written approval
          ---------
of the Company and the Holder of this Warrant.

     14.  Binding Effect; Benefits.  This Warrant shall inure to the benefit of
          ------------------------
and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     15.  Fractional Shares.  No fractional shares shall be issued upon exercise
          -----------------
of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the market price of the Common Stock on such exercise date, which shall be, on such date, the closing price for the Common Stock or the closing bid if no sales were reported, as quoted on the exchange or market that is the primary trading market for the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers, thereunto duly authorized this 3rd day of May, 2001.

                              CARDIMA, INC., a Delaware corporation

                              By: ________________________________________
                                    Name: Ronald E. Bourquin
                                    Title: Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED:

By: ______________________________

    Name: ________________________

                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)

To:  Cardima, Inc.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder, ________________ (________) shares of Common Stock of Cardima, Inc. (the "Company"), and tenders herewith payment in the amount of $________ therefor or elects to exercise such Warrant pursuant to the net issuance provisions
provided for in Section 1.3 thereof.   (PLEASE CHECK THE APPROPRIATE FORM OF
PAYMENT).

     The certificates for such shares should be issued in the name of, and delivered to, _______________

whose address is _______________________________________________________________

__________________________________________________________.

     The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that (i) the undersigned is acquiring such Common Stock for his or its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a registration statement under the Securities Act), (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the shares of Common Stock,
(iii) the undersigned has received all of the information the undersigned requested from the Company and the undersigned considers necessary or appropriate for deciding whether to purchase the shares, (iv) the undersigned has the ability to bear the economic risks of the undersigned's prospective investment and (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Common Stock for an indefinite period of time and to suffer complete loss on the undersigned's investment.

     Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified here __________________________________________.

DATED: _______________________

                                __________________________________________
                                (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                __________________________________________
                                __________________________________________
                                (Address)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                ASSIGNMENT FORM
                                ---------------

              (To be executed only upon transfer of this Warrant)

     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________ (the "Assignee") the right represented by such Warrant to purchase __________ Warrant Shares and all other rights of the Holder with respect thereto under the within Warrant, and appoints _________________ as Attorney to make such transfer on the books of Cardima, Inc. maintained for such purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:  ____________________.


                                         __________________________________
                                                     (Signature)

                                         __________________________________
                                                     (Print Name)

                                         __________________________________
                                                   (Street Address)

                                         __________________________________
                                         (City)      (State)     (Zip Code)